UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2019

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Insys Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001- 35902	51-0327886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 S. Benson Lane
Chandler, Arizona 85224
(Address of principal executive offices, including zip code)

(480) 500-3127

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       Securities registered or to be registered pursuant to Section 12(b) of the Act.*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	INSYQ	N/A

* On June 24, 2019, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by The Nasdaq Stock Market LLC.  The registrant’s common stock trades on the OTC Pink Sheets Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01Completion of Acquisition or Disposition of Assets

As previously disclosed, on June 10, 2019, Insys Therapeutics, Inc. (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  On July 2, 2019, the Bankruptcy Court entered an order that, among other things, established bidding procedures to sell substantially all of the Debtors’ assets in accordance with Section 363 of the Bankruptcy Code (“Section 363”). Also as previously disclosed, on September 17, 2019, the Debtors filed the Joint Chapter 11 Plan Liquidation of Insys Therapeutics, Inc. and Its Affiliated Debtors (the “Plan”) and the related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court. The Plan and Disclosure Statement are subject to approval by the Bankruptcy Court.

As previously disclosed, on September 1, 2019, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with BTcP Pharma, LLC, a Wyoming limited liability company (“BTcP Pharma”), pursuant to which the Company agreed to sell, transfer and assign to BTcP Pharma, pursuant to Section 363, all strengths, doses and formulations in the world (except for the Republic of Korea, Japan, China, Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar, Philippines, Singapore, Thailand, Timor-Leste, and Vietnam) of the Company’s Subsys® (fentanyl sublingual spray) product (the “Subsys product”) and certain other related assets, in consideration for (i) the assumption by BTcP Pharma of certain specified liabilities, including responsibility for all cure costs, and (ii) certain post-closing royalty and other payments payable by BTcP Pharma to the Company. On September 19, 2019, the Bankruptcy Court approved an order authorizing the sale contemplated the Purchase Agreement.  On September 26, 2019, the Company consummated the transactions contemplated by the Purchase Agreement, thereby completing the disposition of substantially all of its assets.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on September 3, 2019.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks.  Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.  It is unlikely that holders of the Company’s common stock will receive any recovery on account of such securities.

Cautionary Statements Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “intend” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these identifying words.  All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: the failure to consummate the transactions contemplated by the Asset Purchase Agreement, dated as of August 6, 2019, by and between the Company and Chilion Group Holdings US, Inc., the failure to consummate the transactions contemplated by the Asset Purchase Agreement, dated as of September 25, 2019, by and between the Company and Pharmbio Korea, Inc., risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the terms of and potential transactions contemplated by the Plan and Disclosure Statement, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization, the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business, uncertainty associated with the Company’s ability to complete the sale of its assets as contemplated by the Bankruptcy Petitions, trading price and volatility of the Company’s common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC in addition to those factors, risks and uncertainties described in more detail in the Company’s risk factors set forth in Exhibit 99.1 to the Current Report on Form 8-K filed by the Company with the SEC on August 8, 2019. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the liquidation proceedings, is available through the Company’s noticing and claims agent, Epiq Bankruptcy Solutions LLC, at https://dm.epiq11.com/Insys. Information contained on, or that can be accessed through, such website or the Bankruptcy Court’s website is not part of this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

The Company is currently unable to prepare pro forma financial information reflecting the transaction described in Item 2.01 of this Current Report without unreasonable effort or expense, and therefore such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Securities Exchange Act of 1934, as amended.  As a debtor-in-possession under the Bankruptcy Code, the Company files monthly operating reports with the Bankruptcy Court, which reports include financial statements that are limited in scope and prepared solely for the purpose of complying with requirements of the Bankruptcy Court.  The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insys Therapeutics, Inc.
Date: September 27, 2019	By:	/s/ Andrece Housley
Name: Andrece Housley Title: Chief Financial Officer

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